UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

NEXMED, INC.
(Exact Name of Registrant as Specified in Charter)
Nevada	0-22245	87-0449967
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Corporate Boulevard, Robbinsville, New Jersey	08691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 208-9688

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits:

        99.1      Press Release issued by NexMed, Inc., dated August 9, 2004 (furnished only)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Reference is hereby made to the press release of NexMed, Inc., dated August 9, 2004, announcing results for the second quarter of 2004. The entire text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXMED, INC.

By:	/s/ Vivian H. Liu
Name: Vivian H. Liu
Title: Vice President-Corporate Affairs, Chief Financial Officer and Secretary

Date: August 9, 2004